UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1.  Investment Company Act File Number: See below

  Date of Notification: October 2, 2026

2.  Exact name of investment company as specified in registration statement:

PIMCO FLEXIBLE REAL ESTATE INCOME FUND (811-23779)

3.  Address of principal executive office:

650 Newport Center Drive

Newport Beach, CA 92660

A. ☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. ☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. ☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	Eric D. Johnson*
Name:	Eric D. Johnson
Title:	President

*By:	/s/ William J. Bielefeld
William J. Bielefeld as attorney-in-fact

* Pursuant to power of attorney

PIMCO FLEXIBLE REAL ESTATE INCOME FUND (“REFLX”)

SHAREHOLDER REPURCHASE OFFER NOTICE

October 2, 2026

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by REFLX (the “Fund”). If you have no need or desire to tender your shares for repurchase, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders because shares of the Fund, as a closed-end interval fund, are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to tender shares for repurchase. The Fund will not charge a repurchase fee on shares that are accepted for repurchase in this repurchase offer. Please see the attached Repurchase Offer Statement, as well as the Fund’s currently effective Prospectus and Statement of Additional Information, or contact your Authorized Intermediary for additional information.

Any repurchase of shares by the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information. Please understand that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins October 2, 2026 and ends (unless suspended or postponed) at the time as of which the net asset value per share of the Fund’s shares is calculated (ordinarily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”)) on November 5, 2026 (the “Repurchase Request Deadline”). Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form and in accordance with the Fund’s currently effective Prospectus and Statement of Additional Information.

If you wish to tender your shares for repurchase during this repurchase offer period, you can do so in one of the following two ways:

1.

If your shares are held at your financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”), please ask your Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request for you. You may be charged a transaction fee by your Authorized Intermediary for this service. A shareholder who holds shares through an Authorized Intermediary should NOT submit the attached form to the Fund.

2.

If you have a direct account held with the Fund (and as a result receive statements directly from PIMCO Investments LLC), please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, SS&C Global Investor and Distribution Solutions, Inc., prior to the Repurchase Request Deadline.

All repurchase requests must be received in good order prior to the Repurchase Request Deadline.

If you have any questions, please refer to the Fund’s currently effective Prospectus, which is available at www.pimco.com, and the attached Repurchase Offer Statement and Repurchase Request Form, which contain additional important information about the repurchase offer, or contact your Authorized Intermediary.

Sincerely,

PIMCO Flexible Real Estate Income Fund

PIMCO FLEXIBLE REAL ESTATE INCOME FUND (“REFLX”)

REPURCHASE OFFER STATEMENT

October 2, 2026

1. The Offer. REFLX (the “Fund”) is offering to repurchase common shares of beneficial interest (collectively, the “Shares”) in an amount of up to 5% of the aggregate number of Shares issued and outstanding for the Fund (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the respective net asset value (“NAV”) of the applicable class of the Shares on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”) (expected to be the same as the Repurchase Request Deadline), upon the terms and conditions set forth herein, and in accordance with the Fund’s currently effective Prospectus and Statement of Additional Information, which terms constitute the “Offer.” All classes of Shares of the Fund are considered to be a single class for the purposes of allocating repurchases under the Offer.

The purpose of the Offer is to provide some liquidity to shareholders because Shares of the Fund, as a closed-end interval fund, are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”), such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. The per share NAV of each class of Shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on September 28, 2026 was as follows:

Fund Name	Share Class	Ticker	CUSIP	NAV as of September 28, 2026
PIMCO Flexible Real Estate Income Fund	Institutional	REFLX	72203N509	$10.31
PIMCO Flexible Real Estate Income Fund	F	REFFX	72203N608	$10.31
PIMCO Flexible Real Estate Income Fund	A-3	REFRX	72203N301	$10.31
PIMCO Flexible Real Estate Income Fund	A-4	REFVX	72203N400	$10.31

You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase each class of the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. Please visit www.pimco.com for the Fund’s most current NAV per share.

3. Repurchase Request Deadline. All repurchase requests from direct shareholders must be received in properly completed form by the Fund on or before the time as of which the NAV of the class of Shares is calculated (ordinarily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”))1 on November 5, 2026 (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary, you will need to ask your Authorized Intermediary to submit your repurchase request for you. Your Authorized Intermediary will tender your Shares to the Fund on your behalf. You should be sure to advise the Fund’s transfer agent or your Authorized Intermediary of your intentions sufficiently in advance of the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If your repurchase request is not submitted to the Fund’s transfer agent in good order by the Repurchase Request Deadline, you will be unable to tender your Shares for repurchase to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted. If your Authorized Intermediary will submit your repurchase request, you should submit your request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If your Authorized Intermediary is unable or fails to submit your request to the Fund in a timely manner, or if you fail to timely submit your request to your Authorized Intermediary, you will be unable to tender your Shares for repurchase to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

You may withdraw or change your repurchase request at any point prior to the Repurchase Request Deadline as described in paragraph 8 below. It is expected that the repurchase request deadline for the next quarterly repurchase offer after the November 2026 Offer described herein will be on or about February 4, 2027.

4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen (14) days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share for the Fund will fluctuate between those dates.

5. Payment for Shares Repurchased. The Fund expects to distribute payment to shareholders within three (3) business days after the Repurchase Pricing Date and will distribute such payment in settlement of the Fund’s repurchase of shares no later than seven (7) calendar days after the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7. Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro

1 See “11. Net Asset Value and Suspension or Postponement of Repurchase Offer” below for additional information regarding computation of the Fund’s NAV.

rata basis. However, the foregoing will not prohibit a Fund from accepting all Shares tendered for repurchase by shareholders who own less than one hundred (100) Shares and who tender all of their Shares, before prorating Shares tendered by other shareholders; provided that if you hold your Shares through an Authorized Intermediary, your Authorized Intermediary may not be willing or able to arrange for this treatment on your behalf. If proration is necessary, such Fund generally expects to inform your Authorized Intermediary of the proration within one (1) business day following the Repurchase Request Deadline. Except as otherwise set forth herein, the number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

8. Modification or Withdrawal of Shares to be Repurchased. If your Shares are held at your Authorized Intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to your Authorized Intermediary. In the event you decide to modify or withdraw your tender, you should provide your Authorized Intermediary with sufficient notice prior to the Repurchase Request Deadline. If you have a direct account held with the Fund, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to SS&C Global Investor & Distribution Solutions, Inc. at the address indicated in the enclosed Repurchase Request Form.

9. Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in the Offer. If your Shares are held at your Authorized Intermediary, the intermediary may charge transaction or other fees in connection with your repurchase request.

10. Early Withdrawal Charge. Class F shares of the Fund obtained via intra-fund exchange from Institutional Class shares or purchased by PIMCO and/or its affiliates on your behalf will be subject to a 1.70% early withdrawal charge (“EWC”) if the shares are repurchased by the Fund within 24 months of their exchange or purchase, as applicable. Certain Authorized Intermediaries may apply different rules when calculating the EWC for Class F shares. You should review the Fund’s currently effective Prospectus and Statement of Additional Information or contact your Authorized Intermediary for additional information.

Unless eligible for a waiver, investors who purchase $250,000 or more of Class A-4 shares (and, thus, pay no initial sales charge) will be subject to a 1% EWC if the shares are repurchased by the Fund within 12 months of their purchase. The EWC on Class A-4 shares of the Fund may be reduced or waived under certain circumstances and for certain categories of investors. You should review the Fund’s currently effective Prospectus and Statement of Additional Information and contact your Authorized Intermediary for additional information.

Institutional Class and Class A-3 common shares are not subject to an EWC.

11. Net Asset Value and Suspension or Postponement of Repurchase Offer. The NAV of the Shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets less liabilities by the total number of Shares outstanding. On each day that the NYSE is open, the Shares are ordinarily valued as of the NYSE Close. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled NYSE Close or such other time that the Fund may determine. See the Fund’s currently effective Prospectus and Statement of Additional Information for further details.

The Fund may suspend or postpone the Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The limited circumstances include the following: (1) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or (4) under certain other circumstances set forth in Rule 23c-3 under the 1940 Act that would apply only in the case that shares of the Fund become publicly traded. You will be notified if the Fund suspends or postpones the Offer.

12. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of certain U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date the Offer begins, including the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Shareholders should review the tax information in the Fund’s currently effective Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Offer generally will be treated as having sold such Shares, and, other than a shareholder exempt from tax or investing through a tax-advantaged arrangement, will recognize gain or loss on such sale, if, after the application of certain constructive ownership rules under Section 318 of the

Code, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares and such shareholder does not hold (directly or by attribution) any other Fund shares (e.g., preferred shares), or such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer, or (ii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own or the shareholder continues to hold (directly or by attribution) other Fund shares (e.g., preferred shares), the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized by a shareholder holding Shares in a taxable account will be treated as a capital gain or loss provided the shareholder holds such Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve (12) months.

If a purchase of Shares pursuant to the Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s earnings and profits allocable to such distribution, and thereafter as a return of capital to the extent of the shareholder’s basis in the Shares held after the Offer, and thereafter as a taxable capital gain from the sale of Shares.

Provided that no tendering shareholder is treated as receiving a distribution as a result of the Offer as described in the preceding paragraph, shareholders whose percentage ownership of a Fund increases as a result of the Offer will not be treated as realizing constructive distributions by virtue of that increase. If any amounts received are treated as a dividend to tendering shareholders, there is a risk that shareholders whose percentage ownership of the Fund increases as a result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of the Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within thirty (30) days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a real estate investment trust under Subchapter M of the Code. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisors regarding the applicability of the Medicare tax to their sale of Shares pursuant to the Offer.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and repurchase proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be withholding with regard to repurchase of Shares held by non-U.S. shareholders to the extent such repurchase is treated as a taxable distribution, as described above. Shareholders should consult the Fund’s currently effective Prospectus and “Certain U.S. Federal Income Tax Considerations” in the Fund’s currently effective Statement of Additional Information for further details, including considerations relating to the Foreign Investment in Real Property Tax Act of 1980, as amended. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.FATCA. Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays (or is deemed paid). The IRS and the U.S. Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share repurchases treated as a sale or exchange or capital gain dividends the Fund pays. If a payment by the Fund pursuant to the Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption (e.g., short-term capital gain dividends and interest-related dividends). Shareholders should consult “Certain U.S. Federal Income Tax Considerations” in the Fund’s current Statement of Additional Information for further details.

Other Tax Consequences. The Fund’s purchase of Shares in the Offer may directly result in, or contribute to a subsequent, limitation on the Fund’s ability to use capital loss carryforwards to offset future capital gains. Therefore, in certain circumstances, shareholders who remain shareholders following completion of the Offer may incur taxes sooner or incur more taxes associated with their investment in the Fund than they would have had the Offer not occurred. Payments for repurchased Shares may require the Fund to liquidate all or a portion of its portfolio holdings. Such action could give rise to increased taxable distributions to shareholders, including distributions of ordinary income or short-term capital gains taxable to individuals as ordinary income.

If a shareholder recognizes a loss with respect to stock of $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder, or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. Direct owners of portfolio securities are in many cases exempt from this reporting requirement, but shareholders of a REIT currently are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

13. Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Requests submitted via secure message systems or similar means will not be considered to be received in good order.

Neither the Fund nor the Fund’s principal underwriter, investment manager, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

Neither the Fund, nor the Fund’s Board of Trustees, Pacific Investment Management Company LLC, or PIMCO Investments LLC, or any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to the Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s currently effective Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or their affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s currently effective Prospectus, please visit www.pimco.com.

Date: October 2, 2026

RON_REFLX_100226

heading 1; CLASS INSTITUTIONAL SHARES CLASS F SHARES If your PIMCO Interval Fund account is held through a financial adviser, broker, dealer or other financial intermediary, do not submit this form. Please contact your financial adviser, broker, dealer or other financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit your repurchase request. This repurchase form is for clients who wish to tender shares for repurchase from their PIMCO Interval Fund account held directly with PIMCO. Shares will be repurchased at a price equal to their net asset value per share on the Repurchase Pricing Date upon the terms and conditions set forth in the Repurchase Offer Statement and in accordance with the Fund’s current Prospectus and Statement of Additional Information. An Authorized Person elected on the account application must submit this form via fax, e-mail or mail prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If the request is not received by the transfer agent in good order prior to the Repurchase Request Deadline, the request will not be honored. A Fund is permitted to charge a repurchase fee of up to 2.00%. Additional information about the repurchase offer may be found in the accompanying cover letter and Repurchase Offer Statement. For more information about a Fund, please visit pimco.com. Contact Information: Phone: 844.312.2113 Fax: 844.643.0432 Email: pimcoaltprocessing@dstsystems.com Overnight Mailing Address: PIMCO Interval Funds 801 Pennsylvania Avenue, Ste 219993 Kansas City, MO 64105-1307 Regular Mailing Address: PIMCO Interval Funds P.O. Box 219993 Kansas City, MO 64121 1. Current Account Information (Required) Account Name Account Number 2. Purchase Information: A. Fund Name and share class Funds ticker Fund number PIMCO Flexible Credit Income Fund Institutional Class PFLEX 9450 All Shares OR Share Amount OR Dollar Amount: $ PIMCO Flexible Municipal Income Fund Institutional Class PMFLX 9452 All Shares OR Share Amount OR Dollar Amount: $ PIMCO Flexible Emerging Markets Income Fund Institutional Class EMFLX All Shares OR Share Amount OR Dollar Amount: $ PIMCO California Flexible Municipal Income Fund Institutional Class CAFLX 9470 All Shares OR Share Amount OR Dollar Amount: $ PIMCO Flexible Real Estate Income Fund Institutional Class 9480 B. Deliver proceeds to Address of record via check All Shares OR PIMCO Flexible Real Estate Income Fund C lass F All Shares OR REFLX Share Amount OR Dollar Amount: $ REFFX 9486 Share OR Dollar Amount: Bank account on record 9460

3. Signature(s) and Certification Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account. Provision of this form should not be construed to cause PIMCO LLC, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code. • By asking a Fund to repurchase Shares, I (we) accept the Fund’s repurchase offer as provided in this form, the accompanying cover letter and Repurchase Offer Statement, and the Fund’s Prospectus. Payment for Shares, will be issued in the name of the registered account holder to the payment instructions selected in section 2. • The undersigned hereby represents and warrants that: (a) when and to the extent a Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) on request, the undersigned will execute and deliver any additional documents a Fund or its principal underwriter deems necessary or desirable to complete the assignment, transfer and repurchase of the Shares tendered hereby; and (c) the undersigned has read and agrees to all of the terms of the Offer (as defined in the Repurchase Offer Statement). • The undersigned understands that acceptance of Shares by a Fund for repurchase will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. • All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable. heading 2;Print Name: Title Telephone Number: Email Signature: Date Print Name: Title: Telephone Number: Email: Signature: Date: